UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 17, 2005

                              TASKER CAPITAL CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      000-32019                88-0426048
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                      100 Mill Plain Rd., Danbury, CT 06811
                      -------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (203) 546-3555

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Steven B. Zavagli was appointed to the board of directors of Tasker Capital Corp. ("we" or "Tasker"). From 1989 to the present, Mr. Zavagli has served as chairman of the board of directors and chief executive officer for Wynn Starr Flavors ("Wynn Starr") (a company which he also founded) specializing in the creation and manufacturing of food flavoring and other food ingredient technologies. In this capacity, Mr. Zavagli oversees the complete operation of manufacturing, research and development, sales and marketing and quality assurance with respect to Wynn Starr's products and technologies. Recently, Mr. Zavagli formed an entity named Wynn Starr Special Products, LLC for the purpose of engaging and developing Tasker's proprietary technologies. Mr. Zavagli has over 30 years of industry experience. He graduated from the University of Illinois with a B.S. in Organic Chemistry.

Appointment to Committees of the Board of Directors

      Mr. Zavagli was appointed as a member of our Compensation Committee. Mr. Zavagli may be appointed to additional committees of the board of directors in the future at the option of the board.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Not applicable.

      (B) PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

      (C) EXHIBITS.

          Not applicable.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TASKER CAPITAL CORP.

                                       By: /s/ Robert Appleby
                                           -------------------------------------
                                           Robert Appleby, President

                                       Dated: February 17, 2005